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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                  CURENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest reported): July 12, 2001

                          HEALTHNET INTERNATIONAL INC.
             (Exact name of registrant as specified in its chapter)

         Colorado                  000-26553                     98-0206627
(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation             File Number)               Identification No.)

    100-1255 West Pender Street
    Vancouver, British Columbia
               Canada                                              V6E 2V1
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (604) 678-9101

                          301 - 1201 West Pender Street
                           Vancouver, British Columbia
                                     V6E 2V2
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

By written notice received July 9, 2001, Raymond G. Harris has resigned as Chief Financial Officer of Healthnet International Inc., effective June 30, 2001. Mr. Harris resigned for personal reasons and not because of a disagreement with the Company on any matter relating to the Company's operations, policies or practices. Mr. Harris has not furnished the Company with a letter describing any such disagreement.

By written notice received July 9, 2001, Bret Conkin has resigned as Chief Operating Officer of Healthnet International Inc., effective June 30, 2001. Mr. Conkin resigned for personal reasons and not because of a disagreement with the Company on any matter relating to the Company's operations, policies or practices. Mr. Conkin has not furnished the Company with a letter describing any such disagreement. Mr. Conkin returns to his previous position with the Company as Vice President of Marketing.



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ITEM 6. RESIGNATION OF DIRECTORS.

By written notice received July 9, 2001, Harland M. MacDougall has resigned as a Director of Healthnet International Inc., effective June 30, 2001. Mr. MacDougall resigned for personal reasons and not because of a disagreement with the Company on any matter relating to the Company's operations, policies or practices. Mr. MacDougall has not furnished the Company with a letter describing any such disagreement. Mr. MacDougall will be serving as an advisor to the Company.

By written notice received July 9, 2001, Raymond G. Harris has resigned as a Director of Healthnet International Inc., effective June 30, 2001. Mr. Harris resigned for personal reasons and not because of a disagreement with the Company on any matter relating to the Company's operations, policies or practices. Mr. Harris has not furnished the Company with a letter describing any such disagreement. Mr. Harris will be serving as an advisor to the Company.

By written notice received July 9, 2001, Richard O. Painter has resigned as a Director of Healthnet International Inc., effective June 30, 2001. Mr. Painter resigned for personal reasons and not because of a disagreement with the Company on any matter relating to the Company's operations, policies or practices. Mr. Painter has not furnished the Company with a letter describing any such disagreement. Mr. Painter will be serving as an advisor to the Company.

By written notice received July 9, 2001, Roger Johnson has resigned as a Director of Healthnet International Inc., effective June 30, 2001. Mr. Johnson resigned for personal reasons and not because of a disagreement with the Company on any matter relating to the Company's operations, policies or practices. Mr. Johnson has not furnished the Company with a letter describing any such disagreement. Mr. Johnson will be serving as an advisor to the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 13, 2001
      ------------------------------         -----------------------------------
                                             Healthnet International Inc.

                                             /s/ Grant R. Johnson
                                             -----------------------------------
                                             Grant R. Johnson
                                             President